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                               THE CHAPMAN FUNDS, INC.
                                 POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned Director(s) of The Chapman Funds, Inc., a Maryland corporation, hereby constitute and appoint NATHAN A. CHAPMAN, JR., and M. LYNN BALLARD and either of them, the true and lawful agents and attorney-in-fact of the undersigned with full power and authority in either said agent and attorney-in-fact, to sign for the undersigned and in their respective names as Directors and Executive Officers of The Chapman Fund, Inc., the post-effective amendment to the Registration Statement on Form N-1A (Registration Statement Nos. 33-27516 and 811-5697) filed with the Securities and Exchange Commission, and any and all further amendments or supplements (including post effective amendments) to said Registration Statement, hereby ratifying and confirming all acts taken by such agent and attorney-in-fact, as herein authorized.


/s/ Nathan A. Chapman                   /s/ Lynn Ballard
---------------------------------       ----------------------------------
Nathan A. Chapman, Jr.                  Lynn Ballard
Director and President                  Treasurer and Assistant Secretary
(Principal Executive Officer)           (Principal Financial & Accounting
                                        Officer


/s/ David Rivers                        /s/ Ronald White
---------------------------------       ----------------------------------
David Rivers                            Ronald White
Director                                Director


/s/ Wilfred Marshall                    /s/ Dr. Benjamin Hooks
---------------------------------       ----------------------------------
Wilfred Marshall                        Dr. Benjamin Hooks
Director                                Director


/s/ James Lewis                         /s/ Lottie Shackelford
---------------------------------       ----------------------------------
James Lewis                             Lottie Shackelford
Director                                Director


/s/ Dr. Levi Watkins, Jr.
---------------------------------
Dr. Levi Watkins, Jr.
Director


Dated this______day of May, 1998.